SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

OF

EVERGREEN BALANCED FUNDS

(collectively, the "Funds")

I.              Effective January 1, 2006, the first two paragraphs of the section of part one of the Funds' Statement of Additional Information entitled "SERVICE PROVIDERS -- Transfer Agent" is revised as follows:

Transfer Agent

                Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Funds’ transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

Each Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Monthly Dividend Funds	$26.75	$9.00
Quarterly Dividend Funds	$21.50	$9.00
Semiannual Dividend Funds	$21.50	$9.00
Annual Dividend Funds	$21.50	$9.00

                                *     For shareholder accounts only. The Funds pay ESC cost plus 15% for broker accounts.

**    Closed accounts are maintained on the system in order to facilitate historical tax information.

II.            Effective immediately, the first paragraph under the section in Part 2 of the Statement of Additional Information entitled "PORTFOLIO MANAGERS -- Fund Holdings" is replaced with the following:

Fund Holdings.   The table below presents the dollar range of investment each portfolio manager holds in the Fund as of its fiscal year ended March 31, 2005.

Evergreen Balanced Fund
Walter T. McCormick	$10,001-$50,000
Robert A. Calhoun	$10,001-$50,000
Parham M. Behrooz	$10,000-$50,000
Mehmet Camurdan	$1-$10,000
Eric R. Harper	$1-$10,000
Todd C. Kuimjian	$1-$10,000

October 17, 2005	574806(10/05)